Exhibit 99.2

Regions Financial Corporation and Subsidiaries
Financial Supplement
Fourth Quarter 2017

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2017 Earnings Release

Table of Contents

Page

Financial Highlights	1

Selected Ratios and Other Information	2

Consolidated Statements of Income	3

Consolidated Average Daily Balances and Yield / Rate Analysis from Continuing Operations	5

Pre-Tax Pre-Provision Income ("PPI") and Adjusted PPI	8

Non-Interest Income, Mortgage Income and Wealth Management Income	9

Non-Interest Expense	11

Reconciliation to GAAP Financial Measures
Adjusted Net Interest Income/Margin FTE Basis, Adjusted Efficiency Ratios, Adjusted Fee Income Ratios, Adjusted Non-Interest Income / Expense, Adjusted Operating Leverage Ratios, and Return Ratios	12

Statements of Discontinued Operations	15

Credit Quality
Allowance for Credit Losses, Net Charge-Offs and Related Ratios	16
Non-Accrual Loans (excludes loans held for sale), Adjusted Non-Accrual Loans and Select Ratios, Criticized and Classified Loans - Business Services, and Home Equity Lines of Credit - Future Principal Payment Resets	18
Early and Late Stage Delinquencies	20
Troubled Debt Restructurings	21

Consolidated Balance Sheets	22

Loans	23

Deposits	25

Reconciliation to GAAP Financial Measures
Tangible Common Ratios and Capital	27

Forward-Looking Statements	28

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2017 Earnings Release

Financial Highlights

	Quarter Ended
($ amounts in millions, except per share data)	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016
Earnings Summary
Interest income and other financing income - taxable equivalent	$1,043	$1,036	$1,011	$988	$978
Interest expense - taxable equivalent	102	97	89	85	79
Depreciation expense on operating lease assets	17	18	18	22	25
Net interest income and other financing income - taxable equivalent	924	921	904	881	874
Less: Taxable-equivalent adjustment	23	23	22	22	21
Net interest income and other financing income	901	898	882	859	853
Provision (credit) for loan losses	(44)	76	48	70	48
Net interest income and other financing income after provision (credit) for loan losses	945	822	834	789	805
Non-interest income	555	515	525	510	522
Non-interest expense	952	886	909	877	899
Income from continuing operations before income taxes	548	451	450	422	428
Income tax expense	214	139	133	128	134
Income from continuing operations	334	312	317	294	294
Income (loss) from discontinued operations before income taxes	(1)	(1)	(1)	11	1
Income tax expense (benefit)	(2)	—	—	4	—
Income (loss) from discontinued operations, net of tax	1	(1)	(1)	7	1
Net income	$335	$311	$316	$301	$295
Income from continuing operations available to common shareholders	$318	$296	$301	$278	$278
Net income available to common shareholders	$319	$295	$300	$285	$279

Earnings per common share from continuing operations - basic	$0.28	$0.25	$0.25	$0.23	$0.23
Earnings per common share from continuing operations - diluted	0.27	0.25	0.25	0.23	0.23
Earnings per common share - basic	0.28	0.25	0.25	0.24	0.23
Earnings per common share - diluted	0.27	0.25	0.25	0.23	0.23

Balance Sheet Summary
At quarter-end—Consolidated
Loans, net of unearned income	$79,947	$79,356	$80,127	$79,869	$80,095
Allowance for loan losses	(934)	(1,041)	(1,041)	(1,061)	(1,091)
Assets	124,294	123,271	124,657	124,545	125,968
Deposits	96,889	97,591	98,093	99,424	99,035
Long-term borrowings	8,132	6,102	6,765	6,010	7,763
Stockholders' equity	16,192	16,624	16,897	16,722	16,664
Average balances—Continuing Operations
Loans, net of unearned income	$79,523	$79,585	$80,110	$80,178	$80,589
Assets	123,834	123,433	123,843	124,810	124,827
Deposits	97,060	96,863	97,489	97,967	98,497
Long-term borrowings	7,409	6,691	6,748	7,462	7,084
Stockholders' equity	16,414	16,784	16,797	16,649	16,951

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2017 Earnings Release

Selected Ratios and Other Information

As of and for Quarter Ended
12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016
Return on average assets from continuing operations*	1.02%	0.95%	0.97%	0.90%	0.89%
Return on average common stockholders' equity*	8.10%	7.33%	7.53%	7.30%	6.90%
Return on average tangible common stockholders’ equity (non-GAAP)* (1)	11.88%	10.62%	10.91%	10.63%	9.96%
Efficiency ratio from continuing operations	64.3%	61.7%	63.6%	63.1%	64.4%
Adjusted efficiency ratio from continuing operations (non-GAAP) (1)	61.1%	61.7%	63.2%	62.7%	63.2%
Common book value per share	$13.55	$13.57	$13.40	$13.20	$13.04
Tangible common book value per share (non-GAAP) (1)	$9.16	$9.33	$9.28	$9.08	$8.95
Tangible common stockholders’ equity to tangible assets (non-GAAP) (1)	8.71%	9.18%	9.30%	9.15%	8.99%
Basel III common equity (2)	$11,019	$11,332	$11,613	$11,517	$11,481
Basel III common equity Tier 1 ratio (2)	10.9%	11.3%	11.5%	11.3%	11.2%
Basel III common equity Tier 1 ratio—Fully Phased-In Pro-Forma (non-GAAP) (1)(2)	10.8%	11.2%	11.4%	11.2%	11.1%
Tier 1 capital ratio (2)	11.7%	12.1%	12.3%	12.1%	12.0%
Total risk-based capital ratio (2)	13.7%	14.2%	14.3%	14.3%	14.2%
Leverage ratio (2)	9.9%	10.2%	10.4%	10.2%	10.2%
Effective tax rate (5)	39.0%	30.9%	29.5%	30.4%	31.2%
Allowance for loan losses as a percentage of loans, net of unearned income	1.17%	1.31%	1.30%	1.33%	1.36%
Allowance for loan losses to non-performing loans, excluding loans held for sale	1.44	x	1.37	x	1.27x	1.06	x	1.10x
Adjusted allowance for loan losses to non-performing loans, excluding loans held for sale (non-GAAP) (1)(4)	1.98x	1.80x	1.63x	1.35x	1.38x
Net interest margin (FTE) from continuing operations*	3.37%	3.36%	3.32%	3.25%	3.16%
Adjusted net interest margin (FTE) from continuing operations (non-GAAP)* (1)	3.39%	3.36%	3.32%	3.25%	3.16%
Loans, net of unearned income, to total deposits	82.5%	81.3%	81.7%	80.3%	80.9%
Net charge-offs as a percentage of average loans*	0.31%	0.38%	0.34%	0.51%	0.41%
Non-accrual loans, excluding loans held for sale, as a percentage of loans	0.81%	0.96%	1.03%	1.26%	1.24%
Non-performing assets (excluding loans 90 days past due) as a percentage of loans, foreclosed properties and non-performing loans held for sale	0.92%	1.06%	1.14%	1.37%	1.37%
Non-performing assets (including loans 90 days past due) as a percentage of loans, foreclosed properties and non-performing loans held for sale (3)	1.13%	1.25%	1.32%	1.57%	1.58%
Associate headcount—full-time equivalent	21,714	22,101	22,126	22,150	22,166
ATMs	1,899	1,902	1,899	1,921	1,906

Branch Statistics
Full service	1,406	1,425	1,426	1,455	1,460
Drive-through/transaction service only	63	64	66	68	67
Total branch outlets	1,469	1,489	1,492	1,523	1,527

	Year Ended December 31
	2017	2016
Return on average assets from continuing operations	0.96%	0.87%
Return on average common stockholders' equity	7.56%	6.74%
Return on average tangible common stockholders’ equity (non-GAAP) (1)	11.01%	9.69%
Efficiency ratio from continuing operations	63.2%	64.2%
Adjusted efficiency ratio from continuing operations (non-GAAP) (1)	62.2%	63.3%
Effective tax rate (5)	32.8%	30.7%
Net interest margin (FTE) from continuing operations	3.32%	3.14%
Adjusted net interest margin (FTE) from continuing operations (non-GAAP) (1)	3.33%	3.14%
Net charge-offs as a percentage of average loans	0.38%	0.34%

*Annualized

(1)	See reconciliation of GAAP to non-GAAP Financial Measures on pages 12, 13, 14, 18 and 27.

(2)	Current quarter Basel III common equity as well as the Basel III common equity Tier 1, Tier 1 capital, Total risk-based capital and Leverage ratios are estimated.

(3)	Excludes guaranteed residential first mortgages that are 90+ days past due and still accruing. Refer to the footnotes on page 20 for amounts related to these loans.

(4)	Adjusted to exclude the allowance for loan losses and non-accrual loans related to the Direct Energy portfolio.

(5)	The increase in the effective tax rate in 2017 was driven by tax-related charges of $52 million in the fourth quarter associated with tax reform.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2017 Earnings Release

Consolidated Statements of Income (unaudited)

	Quarter Ended
($ amounts in millions, except per share data)	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016
Interest income, including other financing income on:
Loans, including fees	$827	$827	$801	$773	$773
Securities—taxable	152	149	151	148	139
Loans held for sale	5	3	4	4	5
Trading account securities	1	1	—	2	1
Other earning assets	13	12	9	12	9
Operating lease assets	22	21	24	27	30
Total interest income, including other financing income	1,020	1,013	989	966	957
Interest expense on:
Deposits	42	42	37	35	31
Short-term borrowings	1	2	2	—	—
Long-term borrowings	59	53	50	50	48
Total interest expense	102	97	89	85	79
Depreciation expense on operating lease assets	17	18	18	22	25
Total interest expense and depreciation expense on operating lease assets	119	115	107	107	104
Net interest income and other financing income	901	898	882	859	853
Provision (credit) for loan losses	(44)	76	48	70	48
Net interest income and other financing income after provision (credit) for loan losses	945	822	834	789	805
Non-interest income:
Service charges on deposit accounts	171	175	169	168	173
Card and ATM fees	106	103	104	104	103
Investment management and trust fee income	59	58	57	56	57
Mortgage income	36	32	40	41	43
Securities gains (losses), net	13	8	1	—	5
Other	170	139	154	141	141
Total non-interest income	555	515	525	510	522
Non-interest expense:
Salaries and employee benefits	496	483	497	478	472
Net occupancy expense	83	91	86	85	89
Furniture and equipment expense	81	84	85	80	80
Other	292	228	241	234	258
Total non-interest expense	952	886	909	877	899
Income from continuing operations before income taxes	548	451	450	422	428
Income tax expense	214	139	133	128	134
Income from continuing operations	334	312	317	294	294
Discontinued operations:
Income (loss) from discontinued operations before income taxes	(1)	(1)	(1)	11	1
Income tax expense (benefit)	(2)	—	—	4	—
Income (loss) from discontinued operations, net of tax	1	(1)	(1)	7	1
Net income	$335	$311	$316	301	$295
Net income from continuing operations available to common shareholders	$318	$296	$301	278	$278
Net income available to common shareholders	$319	$295	$300	285	$279
Weighted-average shares outstanding—during quarter:
Basic	1,152	1,182	1,202	1,209	1,224
Diluted	1,164	1,193	1,212	1,224	1,234
Actual shares outstanding—end of quarter	1,134	1,165	1,199	1,205	1,215
Earnings per common share from continuing operations:
Basic	$0.28	$0.25	$0.25	$0.23	$0.23
Diluted	$0.27	$0.25	$0.25	$0.23	$0.23
Earnings per common share:
Basic	$0.28	$0.25	$0.25	$0.24	$0.23
Diluted	$0.27	$0.25	$0.25	$0.23	$0.23
Cash dividends declared per common share	$0.09	$0.09	$0.07	$0.065	$0.065
Taxable-equivalent net interest income and other financing income from continuing operations	$924	$921	$904	$881	$874

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2017 Earnings Release

Consolidated Statements of Income (continued) (unaudited)

	Year Ended December 31
($ amounts in millions, except per share data)	2017	2016
Interest income, including other financing income on:
Loans, including fees	$3,228	$3,066
Securities—taxable	600	566
Loans held for sale	16	16
Trading account securities	4	5
Other earning assets	46	36
Operating lease assets	94	125
Total interest income, including other financing income	3,988	3,814
Interest expense on:
Deposits	156	117
Short-term borrowings	5	—
Long-term borrowings	212	196
Total interest expense	373	313
Depreciation expense on operating lease assets	75	103
Total interest expense and depreciation expense on operating lease assets	448	416
Net interest income and other financing income	3,540	3,398
Provision for loan losses	150	262
Net interest income and other financing income after provision for loan losses	3,390	3,136
Non-interest income:
Service charges on deposit accounts	683	664
Card and ATM fees	417	402
Investment management and trust fee income	230	213
Mortgage income	149	173
Securities gains, net	22	6
Other	604	695
Total non-interest income	2,105	2,153
Non-interest expense:
Salaries and employee benefits	1,954	1,913
Net occupancy expense	345	348
Furniture and equipment expense	330	317
Other	995	1,039
Total non-interest expense	3,624	3,617
Income from continuing operations before income taxes	1,871	1,672
Income tax expense	614	514
Income from continuing operations	1,257	1,158
Discontinued operations:
Income (loss) from discontinued operations before income taxes	8	8
Income tax expense (benefit)	2	3
Income (loss) from discontinued operations, net of tax	6	5
Net income	$1,263	$1,163
Net income from continuing operations available to common shareholders	$1,193	$1,094
Net income available to common shareholders	$1,199	$1,099
Weighted-average shares outstanding—during year:
Basic	1,186	1,255
Diluted	1,198	1,261
Actual shares outstanding—end of period	1,134	1,215
Earnings per common share from continuing operations:
Basic	$1.01	$0.87
Diluted	$1.00	$0.87
Earnings per common share:
Basic	$1.01	$0.87
Diluted	$1.00	$0.87
Cash dividends declared per common share	$0.315	$0.255
Taxable-equivalent net interest income and other financing income from continuing operations	$3,630	$3,482

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2017 Earnings Release

Consolidated Average Daily Balances and Yield/Rate Analysis from Continuing Operations

	Quarter Ended
	12/31/2017			9/30/2017
($ amounts in millions; yields on taxable-equivalent basis)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
Assets
Earning assets:
Federal funds sold and securities purchased under agreements to resell	$3	$—	—%	$—	$—	—%
Trading account securities	188	1	2.35	189	1	1.19
Securities:
Taxable	25,228	152	2.40	25,217	149	2.34
Loans held for sale	433	5	3.92	416	3	3.10
Loans, net of unearned income:
Commercial and industrial (1)	35,689	357	3.96	35,438	357	3.98
Commercial real estate mortgage—owner-occupied	6,208	71	4.48	6,413	74	4.50
Commercial real estate construction—owner-occupied	335	4	4.51	332	4	4.52
Commercial investor real estate mortgage	3,986	37	3.66	4,065	40	3.82
Commercial investor real estate construction	1,938	21	4.11	2,010	21	4.05
Residential first mortgage	13,954	136	3.90	13,808	134	3.89
Home equity	10,206	106	4.16	10,341	107	4.13
Indirect—vehicles	3,400	26	3.12	3,562	26	2.87
Indirect—other consumer	1,400	31	8.97	1,258	28	8.96
Consumer credit card	1,238	37	11.96	1,200	37	12.18
Other consumer	1,169	24	7.93	1,158	22	8.00
Total loans, net of unearned income (1)	79,523	850	4.24	79,585	850	4.23
Investment in operating leases, net	515	5	3.53	586	3	2.84
Other earning assets	2,973	13	1.69	2,779	12	1.64
Total earning assets	108,863	1,026	3.74	108,772	1,018	3.72
Allowance for loan losses	(1,039)			(1,048)
Cash and due from banks	1,975			1,867
Other non-earning assets	14,035			13,842
	$123,834			$123,433
Liabilities and Stockholders’ Equity
Interest-bearing liabilities:
Savings	$8,378	2	0.14	$8,346	3	0.15
Interest-bearing checking	19,261	11	0.22	18,741	11	0.22
Money market	25,744	13	0.20	26,325	13	0.19
Time deposits	6,935	16	0.88	6,929	15	0.88
Total interest-bearing deposits (2)	60,318	42	0.28	60,341	42	0.28
Federal funds purchased and securities sold under agreements to repurchase	35	—	—	—	—	—
Other short-term borrowings	388	1	1.19	655	2	1.19
Long-term borrowings	7,409	59	3.13	6,691	53	3.14
Total interest-bearing liabilities	68,150	102	0.59	67,687	97	0.57
Non-interest-bearing deposits (2)	36,742	—	—	36,522	—	—
Total funding sources	104,892	102	0.38	104,209	97	0.37
Net interest spread			3.15			3.15
Other liabilities	2,528			2,440
Stockholders’ equity	16,414			16,784
	$123,834			$123,433
Net interest income and other financing income/margin FTE basis		$924	3.37%		$921	3.36%
_______

(1)
Excluding the impact of the $6 million reduction in leveraged lease interest income resulting from tax reform recorded in the fourth quarter of 2017, the commercial and industrial yield and total loans, net of unearned income yield would have been 4.03% and 4.27%, respectively.

(2)
Total deposit costs from continuing operations may be calculated by dividing total interest expense on deposits by the sum of interest-bearing deposits and non-interest bearing deposits. The rates for total deposit costs from continuing operations equal 0.17% for both quarters ended December 31, 2017 and September 30, 2017.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2017 Earnings Release

Consolidated Average Daily Balances and Yield/Rate Analysis from Continuing Operations (continued)

	Quarter Ended
	6/30/2017			3/31/2017			12/31/2016
($ amounts in millions; yields on taxable-equivalent basis)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
Assets
Earning assets:
Federal funds sold and securities purchased under agreements to resell	$1	$—	—%	$1	$—	—%	$1	$—	—%
Trading account securities	150	—	—	124	2	6.28	120	1	1.72
Securities:
Taxable	25,269	151	2.40	25,069	148	2.40	25,086	139	2.22
Tax-exempt	—	—	—	1	—	—	1	—	—
Loans held for sale	509	4	3.43	541	4	2.99	563	5	3.22
Loans, net of unearned income:
Commercial and industrial	35,596	347	3.89	35,330	331	3.78	35,149	326	3.67
Commercial real estate mortgage—owner-occupied	6,562	72	4.37	6,793	70	4.11	6,963	78	4.33
Commercial real estate construction—owner-occupied	365	4	4.54	346	4	4.46	356	3	4.34
Commercial investor real estate mortgage	4,235	37	3.40	4,229	34	3.25	4,231	36	3.31
Commercial investor real estate construction	2,205	21	3.89	2,246	20	3.56	2,441	22	3.27
Residential first mortgage	13,637	131	3.84	13,469	129	3.82	13,485	128	3.83
Home equity	10,475	105	3.98	10,606	101	3.85	10,711	99	3.69
Indirect—vehicles	3,742	29	3.07	3,943	30	3.08	4,096	29	2.82
Indirect—other consumer	1,001	21	8.33	937	19	8.05	889	17	7.82
Consumer credit card	1,164	34	11.87	1,166	34	11.64	1,146	33	11.42
Other consumer	1,128	22	7.95	1,113	23	8.25	1,122	23	8.33
Total loans, net of unearned income	80,110	823	4.10	80,178	795	3.98	80,589	794	3.91
Investment in operating leases, net	631	6	2.88	679	5	3.24	721	5	3.05
Other earning assets	2,532	9	1.54	3,447	12	1.37	3,108	9	1.24
Total earning assets	109,202	993	3.63	110,040	966	3.53	110,189	953	3.44
Allowance for loan losses	(1,069)			(1,092)			(1,132)
Cash and due from banks	1,856			1,899			1,915
Other non-earning assets	13,854			13,963			13,855
	$123,843			$124,810			$124,827
Liabilities and Stockholders’ Equity
Interest-bearing liabilities:
Savings	$8,359	4	0.15	$8,050	3	0.17	$7,811	3	0.13
Interest-bearing checking	19,272	8	0.19	19,915	8	0.15	19,769	5	0.11
Money market	26,712	10	0.15	27,226	9	0.14	27,254	8	0.12
Time deposits	7,005	15	0.87	7,148	15	0.83	7,505	15	0.79
Total interest-bearing deposits (1)	61,348	37	0.24	62,339	35	0.22	62,339	31	0.20
Other short-term borrowings	422	2	0.99	289	—	—	—	—	—
Long-term borrowings	6,748	50	2.97	7,462	50	2.68	7,084	48	2.70
Total interest-bearing liabilities	68,518	89	0.52	70,090	85	0.49	69,423	79	0.45
Non-interest-bearing deposits (1)	36,141	—	—	35,628	—	—	36,158	—	—
Total funding sources	104,659	89	0.34	105,718	85	0.32	105,581	79	0.30
Net interest spread			3.11			3.04			2.99
Other liabilities	2,387			2,443			2,295
Stockholders’ equity	16,797			16,649			16,951
	$123,843			$124,810			$124,827
Net interest income and other financing income/margin FTE basis		$904	3.32%		$881	3.25%		$874	3.16%
_______

(1)
Total deposit costs from continuing operations may be calculated by dividing total interest expense on deposits by the sum of interest-bearing deposits and non-interest bearing deposits. The rates for total deposit costs from continuing operations equal 0.15% for quarter ended June 30, 2017, 0.14% for quarter ended March 31, 2017 and 0.13% for quarter ended December 31, 2016.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2017 Earnings Release

Consolidated Average Daily Balances and Yield/Rate Analysis from Continuing Operations (continued)

	Year Ended December 31
	2017			2016
($ amounts in millions; yields on taxable-equivalent basis)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
Assets
Earning assets:
Federal funds sold and securities purchased under agreements to resell	$1	$—	—%	$4	$—	—%
Trading account securities	163	4	2.36	121	5	3.73
Securities:
Taxable	25,196	600	2.38	24,830	566	2.28
Tax-exempt	1	—	—	1	—	—
Loans held for sale	474	16	3.35	479	16	3.33
Loans, net of unearned income:
Commercial and industrial (1)	35,514	1,392	3.91	35,867	1,278	3.55
Commercial real estate mortgage—owner-occupied	6,492	287	4.36	7,222	337	4.59
Commercial real estate construction—owner-occupied	345	16	4.51	352	15	4.31
Commercial investor real estate mortgage	4,128	148	3.53	4,376	138	3.11
Commercial investor real estate construction	2,099	83	3.89	2,539	82	3.16
Residential first mortgage	13,719	530	3.86	13,140	507	3.86
Home equity	10,405	419	4.03	10,827	396	3.66
Indirect—vehicles	3,660	111	3.04	4,103	126	3.06
Indirect—other consumer	1,150	99	8.63	738	53	7.17
Consumer credit card	1,192	142	11.91	1,093	128	11.69
Other consumer	1,142	91	8.03	1,076	90	8.35
Total loans, net of unearned income (1)	79,846	3,318	4.14	81,333	3,150	3.86
Investment in operating leases, net	603	19	3.11	775	22	2.85
Other earning assets	2,931	46	1.55	3,469	36	1.05
Total earning assets	109,215	4,003	3.65	111,012	3,795	3.41
Allowance for loan losses	(1,062)			(1,139)
Cash and due from banks	1,899			1,824
Other non-earning assets	13,924			13,809
	$123,976			$125,506
Liabilities and Stockholders’ Equity
Interest-bearing liabilities:
Savings	$8,284	12	0.15	$7,719	11	0.14
Interest-bearing checking	19,294	38	0.19	20,507	20	0.10
Money market	26,498	45	0.17	26,909	31	0.11
Time deposits	7,003	61	0.87	7,415	55	0.75
Total interest-bearing deposits (2)	61,079	156	0.26	62,550	117	0.19
Federal funds purchased and securities sold under agreements to repurchase	9	—	—	—	—	—
Other short-term borrowings	439	5	1.06	3	—	—
Long-term borrowings	7,076	212	2.98	8,159	196	2.38
Total interest-bearing liabilities	68,603	373	0.54	70,712	313	0.44
Non-interest-bearing deposits (2)	36,262	—	—	35,371	—	—
Total funding sources	104,865	373	0.35	106,083	313	0.29
Net interest spread			3.11			2.97
Other liabilities	2,450			2,299
Stockholders’ equity	16,661			17,124
	$123,976			$125,506
Net interest income and other financing income/margin FTE basis		$3,630	3.32%		$3,482	3.14%
_______
(1) Excluding the impact of the $6 million reduction in leveraged lease interest income resulting from tax reform recorded in the fourth quarter of 2017, the commercial and industrial yield and total loans, net of unearned income yield would have been 3.92% and 4.15%, respectively.
(2) Total deposit costs from continuing operations may be calculated by dividing total interest expense on deposits by the sum of interest-bearing deposits and non-interest bearing deposits. The rates for total deposit costs from continuing operations equal 0.16% and 0.12% for the years ended December 31, 2017 and 2016, respectively.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2017 Earnings Release

Pre-Tax Pre-Provision Income ("PPI") and Adjusted PPI (non-GAAP)
The Pre-Tax Pre-Provision Income tables below present computations of pre-tax pre-provision income from continuing operations excluding certain adjustments (non-GAAP). Regions believes that the presentation of PPI and the exclusion of certain items from PPI provides a meaningful base for period-to-period comparisons, which management believes will assist investors in analyzing the operating results of the Company and predicting future performance. These non-GAAP financial measures are also used by management to assess the performance of Regions’ business. It is possible that the activities related to the adjustments may recur; however, management does not consider the activities related to the adjustments to be indications of ongoing operations. Regions believes that presentation of these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as that applied by management. Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied and are not audited. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analyses of results as reported under GAAP. In particular, a measure of income that excludes certain adjustments does not represent the amount that effectively accrues directly to stockholders.

	Quarter Ended
($ amounts in millions)	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016	4Q17 vs. 3Q17		4Q17 vs. 4Q16
Net income from continuing operations available to common shareholders (GAAP)	$318	$296	$301	$278	$278	$22	7.4%	$40	14.4%
Preferred dividends (GAAP)	16	16	16	16	16	—	—%	—	—%
Income tax expense (GAAP)	214	139	133	128	134	75	54.0%	80	59.7%
Income from continuing operations before income taxes (GAAP)	548	451	450	422	428	97	21.5%	120	28.0%
Provision (credit) for loan losses (GAAP)	(44)	76	48	70	48	(120)	(157.9)%	(92)	(191.7)%
Pre-tax pre-provision income from continuing operations (non-GAAP)	504	527	498	492	476	(23)	(4.4)%	28	5.9%
Other adjustments:
Gain on sale of affordable housing residential mortgage loans (1)	—	—	(5)	—	(5)	—	NM	5	(100.0)%
Securities (gains) losses, net	(13)	(8)	(1)	—	(5)	(5)	62.5%	(8)	160.0%
Leveraged lease termination gains, net (3)	—	(1)	—	—	—	1	(100.0)%	—	NM
Reduction in leveraged lease interest income resulting from tax reform	6	—	—	—	—	6	NM	6	NM
Salaries and employee benefits—severance charges	2	1	3	4	5	1	100.0%	(3)	(60.0)%
Branch consolidation, property and equipment charges	9	5	7	1	17	4	80.0%	(8)	(47.1)%
Contribution to Regions' charitable foundation associated with tax reform	40	—	—	—	—	40	NM	40	NM
Total other adjustments	44	(3)	4	5	12	47	NM	32	266.7%
Adjusted pre-tax pre-provision income from continuing operations (non-GAAP)	$548	$524	$502	$497	$488	$24	4.6%	$60	12.3%

	Year Ended
($ amounts in millions)	12/31/2017	12/31/2016	2017 vs. 2016
Net income from continuing operations available to common shareholders (GAAP)	$1,193	$1,094	$99	9.0%
Preferred dividends (GAAP)	64	64	—	—%
Income tax expense (GAAP)	614	514	100	19.5%
Income from continuing operations before income taxes (GAAP)	1,871	1,672	199	11.9%
Provision for loan losses (GAAP)	150	262	(112)	(42.7)%
Pre-tax pre-provision income from continuing operations (non-GAAP)	2,021	1,934	87	4.5%
Other adjustments:
Gain on sale of affordable housing residential mortgage loans (1)	(5)	(5)	—	—%
Securities (gains) losses, net	(22)	(6)	(16)	266.7%
Insurance proceeds (2)	—	(50)	50	(100.0)%
Leveraged lease termination gains, net (3)	(1)	(8)	7	(87.5)%
Reduction in leveraged lease interest income resulting from tax reform	6	—	6	NM
Salaries and employee benefits—severance charges	10	21	(11)	(52.4)%
Professional, legal and regulatory expenses (4)	—	3	(3)	(100.0)%
Branch consolidation, property and equipment charges	22	58	(36)	(62.1)%
Contribution to Regions' charitable foundation associated with tax reform	40	—	40	NM
Loss on early extinguishment of debt	—	14	(14)	(100.0)%
Total other adjustments	50	27	23	85.2%
Adjusted pre-tax pre-provision income from continuing operations (non-GAAP)	$2,071	$1,961	$110	5.6%

NM - Not Meaningful

(1)
Gain on sale of affordable housing residential mortgage loans in the fourth quarter of 2016 was due to the decision to sell approximately $171 million of loans to Freddie Mac. Approximately $91 million were sold with recourse, resulting in a deferred gain of $5 million, which was recognized during the second quarter of 2017.

(2)	Insurance proceeds recognized in 2016 are related to the previously disclosed settlement with the Department of Housing and Urban Development as well as the 2010 class-action lawsuit.

(3)	The impact of the leveraged lease termination gains, net in 2017 and 2016 were fully offset by increased tax expense.

(4)	Regions recorded $3 million of contingent legal and regulatory accruals during 2016.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2017 Earnings Release

Non-Interest Income

	Quarter Ended
($ amounts in millions)	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016	4Q17 vs. 3Q17		4Q17 vs. 4Q16
Service charges on deposit accounts	$171	$175	$169	$168	$173	$(4)	(2.3)%	$(2)	(1.2)%
Card and ATM fees	106	103	104	104	103	3	2.9%	3	2.9%
Investment management and trust fee income	59	58	57	56	57	1	1.7%	2	3.5%
Capital markets fee income and other (1)	56	35	38	32	31	21	60.0%	25	80.6%
Mortgage income	36	32	40	41	43	4	12.5%	(7)	(16.3)%
Insurance commissions and fees	37	35	36	37	34	2	5.7%	3	8.8%
Bank-owned life insurance	20	20	22	19	20	—	NM	—	NM
Commercial credit fee income	18	17	18	18	19	1	5.9%	(1)	(5.3)%
Investment services fee income	14	15	15	16	12	(1)	(6.7)%	2	16.7%
Securities gains (losses), net	13	8	1	—	5	5	62.5%	8	160.0%
Market value adjustments on employee benefit assets	6	3	2	5	3	3	100.0%	3	100.0%
Other	19	14	23	14	22	5	35.7%	(3)	(13.6)%
Total non-interest income from continuing operations	$555	$515	$525	$510	$522	$40	7.8%	$33	6.3%
Mortgage Income

	Quarter Ended
($ amounts in millions)	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016	4Q17 vs. 3Q17		4Q17 vs. 4Q16
Production and sales	$23	$28	$27	$26	$27	$(5)	(17.9)%	$(4)	(14.8)%
Loan servicing	25	24	24	23	23	1	4.2%	2	8.7%
MSR and related hedge impact:
MSRs fair value increase (decrease) due to change in valuation inputs or assumptions	4	(9)	(7)	4	64	13	(144.4)%	(60)	(93.8)%
MSRs hedge gain (loss)	(5)	1	7	(2)	(59)	(6)	NM	54	(91.5)%
MSRs change due to payment decay	(11)	(12)	(11)	(10)	(12)	1	(8.3)%	1	(8.3)%
MSR and related hedge impact	(12)	(20)	(11)	(8)	(7)	8	(40.0)%	(5)	71.4%
Total mortgage income	$36	$32	$40	$41	$43	$4	12.5%	$(7)	(16.3)%

Mortgage production - purchased	$907	$996	$1,155	$819	$911	$(89)	(8.9)%	$(4)	(0.4)%
Mortgage production - refinanced	359	315	292	335	627	44	14.0%	(268)	(42.7)%
Total mortgage production (2)	$1,266	$1,311	$1,447	$1,154	$1,538	$(45)	(3.4)%	$(272)	(17.7)%

Wealth Management Income

	Quarter Ended
($ amounts in millions)	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016	4Q17 vs. 3Q17		4Q17 vs. 4Q16
Investment management and trust fee income	$59	$58	$57	$56	$57	$1	1.7%	$2	3.5%
Insurance commissions and fees	37	35	36	37	34	2	5.7%	3	8.8%
Investment services fee income	14	15	15	16	12	(1)	(6.7)%	2	16.7%
Total wealth management income (3)	$110	$108	$108	$109	$103	$2	1.9%	$7	6.8%
_________
NM - Not Meaningful

(1)
Capital markets fee income and other primarily relates to capital raising activities that includes securities underwriting and placement, loan syndication and placement, as well as foreign exchange, derivative and advisory services.

(2)	Total mortgage production represents production during the period, including amounts sold into the secondary market as well as amounts retained in Regions' residential first mortgage loan portfolio.

(3)
Total Wealth Management income presented above does not include the portion of service charges on deposit accounts and similar smaller dollar amounts that are also attributable to the Wealth Management segment.

Selected Non-Interest Income Variance Analysis

•
Capital markets fee income and other increased in the fourth quarter of 2017 as compared to the third quarter of 2017 driven primarily by increased merger and acquisition advisory services income, loan syndication income, and fees generated from the placement of permanent financing for real estate customers.

•
Other non-interest income increased in the fourth quarter of 2017 as compared to the third quarter of 2017 due primarily to $10 million of impairment charges incurred during the third quarter that reduced the value of certain operating lease assets, which did not repeat in the fourth quarter.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2017 Earnings Release

Non-Interest Income

	Year Ended		Year-to-Date Change 12/31/17 vs. 12/31/16
($ amounts in millions)	12/31/2017	12/31/2016	Amount	Percent
Service charges on deposit accounts	$683	$664	$19	2.9%
Card and ATM fees	417	402	15	3.7%
Investment management and trust fee income	230	213	17	8.0%
Capital markets fee income and other (1)	161	152	9	5.9%
Mortgage income	149	173	(24)	(13.9)%
Insurance commissions and fees	145	148	(3)	(2.0)%
Bank-owned life insurance	81	95	(14)	(14.7)%
Commercial credit fee income	71	73	(2)	(2.7)%
Investment services fee income	60	58	2	3.4%
Insurance proceeds	—	50	(50)	(100.0)%
Securities gains (losses), net	22	6	16	266.7%
Market value adjustments on employee benefit assets	16	3	13	433.3%
Other	70	116	(46)	(39.7)%
Total non-interest income from continuing operations	$2,105	$2,153	$(48)	(2.2)%

Mortgage Income

	Year Ended		Year-to-Date Change 12/31/17 vs. 12/31/16
($ amounts in millions)	12/31/2017	12/31/2016	Amount	Percent
Production and sales	$104	$123	$(19)	(15.4)%
Loan servicing	96	86	10	11.6%
MSR and related hedge impact:
MSRs fair value increase (decrease) due to change in valuation inputs or assumptions	(8)	4	(12)	(300.0)%
MSRs hedge gain (loss)	1	—	1	NM
MSRs change due to payment decay	(44)	(40)	(4)	10.0%
MSR and related hedge impact	(51)	(36)	(15)	41.7%
Total mortgage income	$149	$173	$(24)	(13.9)%

Mortgage production - purchased	$3,877	$4,014	$(137)	(3.4)%
Mortgage production - refinanced	1,301	1,953	(652)	(33.4)%
Total mortgage production (2)	$5,178	$5,967	$(789)	(13.2)%

Wealth Management Income

	Year Ended		Year-to-Date Change 12/31/17 vs. 12/31/16
($ amounts in millions)	12/31/2017	12/31/2016	Amount	Percent
Investment management and trust fee income	$230	$213	$17	8.0%
Insurance commissions and fees	145	148	(3)	(2.0)%
Investment services fee income	60	58	2	3.4%
Total wealth management income (3)	$435	$419	$16	3.8%
_________
NM - Not Meaningful

(1)
Capital markets fee income and other primarily relates to capital raising activities that includes securities underwriting and placement, loan syndication and placement, as well as foreign exchange, derivative and advisory services.

(2)	Total mortgage production represents production during the period, including amounts sold into the secondary market as well as amounts retained in Regions' residential first mortgage loan portfolio.

(3)
Total Wealth Management income presented above does not include the portion of service charges on deposit accounts and similar smaller dollar amounts that are also attributable to the Wealth Management segment.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2017 Earnings Release

Non-Interest Expense

	Quarter Ended
($ amounts in millions)	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016	4Q17 vs. 3Q17		4Q17 vs. 4Q16
Salaries and employee benefits	$496	$483	$497	$478	$472	$13	2.7%	$24	5.1%
Net occupancy expense	83	91	86	85	89	(8)	(8.8)%	(6)	(6.7)%
Furniture and equipment expense	81	84	85	80	80	(3)	(3.6)%	1	1.3%
Outside services	48	41	43	40	41	7	17.1%	7	17.1%
FDIC insurance assessments	27	28	26	27	28	(1)	(3.6)%	(1)	(3.6)%
Professional, legal and regulatory expenses	24	21	28	22	26	3	14.3%	(2)	(7.7)%
Marketing	23	24	22	24	23	(1)	(4.2)%	—	—%
Credit/checkcard expenses	11	13	12	14	14	(2)	(15.4)%	(3)	(21.4)%
Branch consolidation, property and equipment charges	9	5	7	1	17	4	80.0%	(8)	(47.1)%
Visa class B shares expense	11	4	1	3	—	7	175.0%	11	NM
Provision (credit) for unfunded credit losses	(6)	(8)	(3)	1	(3)	2	(25.0)%	(3)	100.0%
Other	145	100	105	102	112	45	45.0%	33	29.5%
Total non-interest expense from continuing operations	$952	$886	$909	$877	$899	$66	7.4%	$53	5.9%

	Year Ended		Year-to-Date Change 12/31/17 vs. 12/31/16
($ amounts in millions)	12/31/2017	12/31/2016	Amount	Percent
Salaries and employee benefits	$1,954	$1,913	$41	2.1%
Net occupancy expense	345	348	(3)	(0.9)%
Furniture and equipment expense	330	317	13	4.1%
Outside services	172	154	18	11.7%
FDIC insurance assessments	108	99	9	9.1%
Professional, legal and regulatory expenses	95	89	6	6.7%
Marketing	93	101	(8)	(7.9)%
Credit/checkcard expenses	50	55	(5)	(9.1)%
Branch consolidation, property and equipment charges	22	58	(36)	(62.1)%
Visa class B shares expense	19	15	4	26.7%
Provision (credit) for unfunded credit losses	(16)	17	(33)	(194.1)%
Loss on early extinguishment of debt	—	14	(14)	(100.0)%
Other	452	437	15	3.4%
Total non-interest expense from continuing operations	$3,624	$3,617	$7	0.2%
_________
NM - Not Meaningful

Selected Non-Interest Expense Variance Analysis

•	Salaries and employee benefits expense increased in the fourth quarter of 2017 as compared to the third quarter of 2017 primarily due to higher production-based incentives and health insurance costs.

•	Net occupancy expense decreased in the fourth quarter of 2017 as compared to the third quarter of 2017 primarily due to hurricane-related expenses recorded in the third quarter.

•	Outside services expenses increased in the fourth quarter of 2017 as compared to the third quarter of 2017 as a result of additional expenses recorded related to a new Wealth Management platform.

•
Other non-interest expense increased in the fourth quarter of 2017 as compared to the third quarter of 2017 due primarily to a $40 million contribution that was made to Regions’ charitable foundation as a result of anticipated savings related to tax reform.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2017 Earnings Release

Reconciliation to GAAP Financial Measures
Adjusted Net Interest Income/Margin FTE Basis, Adjusted Efficiency Ratios, Adjusted Fee Income Ratios, Adjusted Non-Interest Income/Expense, and Adjusted Operating Leverage Ratios - Continuing Operations
The table below and on the following page present computations of the net interest margin; efficiency ratio, which is a measure of productivity, generally calculated as non-interest expense divided by total revenue; and the fee income ratio, generally calculated as non-interest income divided by total revenue. Management uses these ratios to monitor performance and believes these measures provide meaningful information to investors. Non-interest expense (GAAP) is presented excluding certain adjustments to arrive at adjusted non-interest expense (non-GAAP), which is the numerator for the efficiency ratio. Net interest income and other financing income on a taxable-equivalent basis (GAAP) is presented excluding certain adjustments related to tax reform to arrive at adjusted net interest income and other financing income on a taxable-equivalent basis (non-GAAP). Non-interest income (GAAP) is presented excluding certain adjustments to arrive at adjusted non-interest income (non-GAAP), which is the numerator for the fee income ratio. Net interest income and other financing income on a taxable-equivalent basis and non-interest income are added together to arrive at total revenue on a taxable-equivalent basis. Adjustments are made to arrive at adjusted total revenue on a taxable-equivalent basis (non-GAAP), which is the denominator for the fee income and efficiency ratios. Regions believes that the exclusion of these adjustments provides a meaningful base for period-to-period comparisons, which management believes will assist investors in analyzing the operating results of the Company and predicting future performance. These non-GAAP financial measures are also used by management to assess the performance of Regions’ business. It is possible that the activities related to the adjustments may recur; however, management does not consider the activities related to the adjustments to be indications of ongoing operations. The table on the following page presents a computation of the operating leverage ratio (non-GAAP) which is the period to period percentage change in adjusted total revenue on a taxable-equivalent basis (non-GAAP) less the percentage change in adjusted non-interest expense (non-GAAP). Regions believes that presentation of these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as that applied by management.

		Quarter Ended
($ amounts in millions)		12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016	4Q17 vs. 3Q17		4Q17 vs. 4Q16
Non-interest expense (GAAP)	A	$952	$886	$909	$877	$899	$66	7.4%	$53	5.9%
Adjustments:
Contribution to Regions' charitable foundation associated with tax reform		(40)	—	—	—	—	(40)	NM	(40)	NM
Branch consolidation, property and equipment charges		(9)	(5)	(7)	(1)	(17)	(4)	80.0%	8	(47.1)%
Salary and employee benefits—severance charges		(2)	(1)	(3)	(4)	(5)	(1)	100.0%	3	(60.0)%
Adjusted non-interest expense (non-GAAP)	B	$901	$880	$899	$872	$877	$21	2.4%	$24	2.7%
Net interest income and other financing income (GAAP)		$901	$898	$882	$859	$853	$3	0.3%	$48	5.6%
Taxable-equivalent adjustment		23	23	22	22	21	—	—%	2	9.5%
Net interest income and other financing income, taxable-equivalent basis	C	$924	$921	$904	$881	$874	$3	0.3%	$50	5.7%
Reduction in leveraged lease interest income resulting from tax reform		6	—	—	—	—	6	NM	6	NM
Adjusted net interest income and other financing income, taxable equivalent basis (non-GAAP)	D	$930	$921	$904	$881	$874	$9	1.0%	$56	6.4%
Net interest margin (GAAP)(1)		3.37%	3.36%	3.32%	3.25%	3.16%
Reduction in leveraged lease interest income resulting from tax reform		0.02	—	—	—	—
Adjusted net interest margin (non-GAAP)		3.39%	3.36%	3.32%	3.25%	3.16%
Non-interest income (GAAP)	E	$555	$515	$525	$510	$522	$40	7.8%	$33	6.3%
Adjustments:
Securities (gains) losses, net		(13)	(8)	(1)	—	(5)	(5)	62.5%	(8)	160.0%
Leveraged lease termination gains, net (2)		—	(1)	—	—	—	1	(100.0)%	—	NM
Gain on sale of affordable housing residential mortgage loans (1)		—	—	(5)	—	(5)	—	NM	5	(100.0)%
Adjusted non-interest income (non-GAAP)	F	$542	$506	$519	$510	$512	$36	7.1%	$30	5.9%
Total revenue, taxable-equivalent basis	C+E=G	$1,479	$1,436	$1,429	$1,391	$1,396	$43	3.0%	$83	5.9%
Adjusted total revenue, taxable-equivalent basis (non-GAAP)	D+F=H	$1,472	$1,427	$1,423	$1,391	$1,386	$45	3.2%	$86	6.2%
Efficiency ratio (GAAP)	A/G	64.3%	61.7%	63.6%	63.1%	64.4%
Adjusted efficiency ratio (non-GAAP)	B/H	61.1%	61.7%	63.2%	62.7%	63.2%
Fee income ratio (GAAP)	E/G	37.5%	35.8%	36.8%	36.7%	37.4%
Adjusted fee income ratio (non-GAAP)	F/H	36.8%	35.4%	36.5%	36.6%	36.9%
________
NM - Not Meaningful

(1)	See computation of net interest margin on page 5.

(2)	See page 8 for additional information regarding these adjustments.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2017 Earnings Release

Reconciliation to GAAP Financial Measures
Adjusted Net Interest Income/Margin FTE Basis, Adjusted Efficiency Ratios, Adjusted Fee Income Ratios, Adjusted Non-Interest Income/Expense, and Adjusted Operating Leverage Ratios - Continuing Operations (continued)

		Year Ended December 31
($ amounts in millions)		2017	2016	2017 vs. 2016
Non-interest expense (GAAP)	I	$3,624	$3,617	$7	0.2%
Adjustments:
Contribution to Regions' charitable foundation associated with tax reform		(40)	—	(40)	NM
Professional, legal and regulatory expenses (1)		—	(3)	3	(100.0)%
Branch consolidation, property and equipment charges		(22)	(58)	36	(62.1)%
Loss on early extinguishment of debt		—	(14)	14	(100.0)%
Salary and employee benefits—severance charges		(10)	(21)	11	(52.4)%
Adjusted non-interest expense (non-GAAP)	J	$3,552	$3,521	$31	0.9%
Net interest income and other financing income (GAAP)		$3,540	$3,398	$142	4.2%
Taxable-equivalent adjustment		90	84	6	7.1%
Net interest income and other financing income, taxable-equivalent basis	K	$3,630	$3,482	$148	4.3%
Reduction in leveraged lease interest income resulting from tax reform		6	—	6	NM
Adjusted net interest income and other financing income, taxable equivalent basis (non-GAAP)	L	$3,636	$3,482	$154	4.4%
Net interest margin (GAAP)(2)		3.32%	3.14%
Reduction in leveraged lease interest income resulting from tax reform		0.01	—
Adjusted net interest margin (non-GAAP)		3.33%	3.14%
Non-interest income (GAAP)	M	$2,105	$2,153	$(48)	(2.2)%
Adjustments:
Securities (gains) losses, net		(22)	(6)	(16)	266.7%
Insurance proceeds (1)		—	(50)	50	(100.0)%
Leveraged lease termination gains, net (1)		(1)	(8)	7	(87.5)%
Gain on sale of affordable housing residential mortgage loans (1)		(5)	(5)	—	—%
Adjusted non-interest income (non-GAAP)	N	$2,077	$2,084	$(7)	(0.3)%
Total revenue, taxable-equivalent basis	K+M=O	$5,735	$5,635	$100	1.8%
Adjusted total revenue, taxable-equivalent basis (non-GAAP)	L+N=P	$5,713	$5,566	$147	2.6%
Operating leverage ratio (GAAP) (3)	O-I				1.6%
Adjusted operating leverage ratio (non-GAAP) (3)	P-J				1.8%
Efficiency ratio (GAAP)	I/O	63.2%	64.2%
Adjusted efficiency ratio (non-GAAP)	J/P	62.2%	63.3%
Fee income ratio (GAAP)	M/O	36.7%	38.2%
Adjusted fee income ratio (non-GAAP)	N/P	36.4%	37.5%
________
NM - Not Meaningful

(1)	See page 8 for additional information regarding these adjustments.

(2)	See computation of net interest margin on page 7.

(3)	These ratios have been computed using whole dollar amounts, therefore the ratios may not appear to calculate due to rounding.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2017 Earnings Release

Reconciliation to GAAP Financial Measures

Return Ratios

The tables below provide a calculation of “return on average tangible common stockholders’ equity”. Tangible common stockholders’ equity ratios have become a focus of some investors and management believes they may assist investors in analyzing the capital position of the Company absent the effects of intangible assets and preferred stock. Analysts and banking regulators have assessed Regions’ capital adequacy using the tangible common stockholders’ equity measure. Because tangible common stockholders’ equity is not formally defined by GAAP or prescribed in any amount by federal banking regulations it is currently considered to be a non-GAAP financial measure and other entities may calculate it differently than Regions’ disclosed calculations. Since analysts and banking regulators may assess Regions’ capital adequacy using tangible common stockholders’ equity, management believes that it is useful to provide investors the ability to assess Regions’ capital adequacy on this same basis.

		Quarter Ended
($ amounts in millions)		12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016
RETURN ON AVERAGE TANGIBLE COMMON STOCKHOLDERS' EQUITY- CONSOLIDATED
Net income available to common shareholders (GAAP)	A	$319	$295	$300	$285	$279
Average stockholders' equity (GAAP)		$16,419	$16,790	$16,803	$16,650	$16,955
Less:
Average intangible assets (GAAP)		5,086	5,097	5,108	5,119	5,127
Average deferred tax liability related to intangibles (GAAP)		(126)	(155)	(156)	(156)	(158)
Average preferred stock (GAAP)		820	820	820	820	820
Average tangible common stockholders' equity (non-GAAP)	B	$10,639	$11,028	$11,031	$10,867	$11,166
Return on average tangible common stockholders' equity (non-GAAP)*	A/B	11.88%	10.62%	10.91%	10.63%	9.96%

		Year Ended
($ amounts in millions)		12/31/2017	12/31/2016
RETURN ON AVERAGE TANGIBLE COMMON STOCKHOLDERS' EQUITY- CONSOLIDATED
Net income available to common shareholders (GAAP)	C	$1,199	$1,099
Average stockholders' equity (GAAP)		$16,665	$17,126
Less:
Average intangible assets (GAAP)		5,103	5,125
Average deferred tax liability related to intangibles (GAAP)		(148)	(162)
Average preferred stock (GAAP)		820	820
Average tangible common stockholders' equity (non-GAAP)	D	$10,890	$11,343
Return on average tangible common stockholders' equity (non-GAAP)	C/D	11.01%	9.69%
________
*Annualized

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2017 Earnings Release

Statements of Discontinued Operations (unaudited)
On January 11, 2012, Regions entered into a stock purchase agreement to sell Morgan Keegan and Company, Inc. and related affiliates to Raymond James Financial Inc. The sale was closed on April 2, 2012. Regions Investment Management, Inc. (formerly known as Morgan Asset Management, Inc.) and Regions Trust were not included in the sale. In connection with the agreement, the results of the entities sold are reported as discontinued operations. The following tables represents the unaudited condensed results for discontinued operations.

	Quarter Ended
($ amounts in millions, except per share data)	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016
Non-interest expense:
Professional and legal expenses/(recoveries)	$—	$1	$—	$(11)	$(1)
Other	1	—	1	—	—
Total non-interest expense	1	1	1	(11)	(1)
Income (loss) from discontinued operations before income tax	(1)	(1)	(1)	11	1
Income tax expense (benefit)	(2)	—	—	4	—
Income (loss) from discontinued operations, net of tax	$1	$(1)	$(1)	$7	$1
Weighted-average shares outstanding—during quarter (1):
Basic	1,152	1,182	1,202	1,209	1,224
Diluted	1,164	1,182	1,202	1,224	1,234
Earnings (loss) per common share from discontinued operations:
Basic	$0.00	$(0.00)	$(0.00)	$0.01	$0.00
Diluted	$0.00	$(0.00)	$(0.00)	$0.01	$0.00

	Year Ended December 31
($ amounts in millions, except per share data)	2017	2016
Non-interest expense:
Professional and legal expenses/(recoveries)	$(10)	$(9)
Other	2	1
Total non-interest expense	(8)	(8)
Income (loss) from discontinued operations before income tax	8	8
Income tax expense (benefit)	2	3
Income (loss) from discontinued operations, net of tax	$6	$5
Weighted-average shares outstanding—during year (1):
Basic	1,186	1,255
Diluted	1,198	1,261
Earnings (loss) per common share from discontinued operations:
Basic	$0.01	$0.00
Diluted	$0.00	$0.00
_________

(1)	In a period where there is a loss from discontinued operations, basic and diluted weighted-average common shares outstanding are the same.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2017 Earnings Release

Credit Quality

	As of and for Quarter Ended
($ amounts in millions)	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016
Components:
Allowance for loan losses (ALL)	$934	$1,041	$1,041	$1,061	$1,091
Reserve for unfunded credit commitments	53	59	67	70	69
Allowance for credit losses (ACL)	$987	$1,100	$1,108	$1,131	$1,160

Provision (credit) for loan losses	$(44)	$76	$48	$70	$48
Provision (credit) for unfunded credit losses	(6)	(8)	(3)	1	(3)

Loans charged-off:
Commercial and industrial	$35	$41	$36	$47	$38
Commercial real estate mortgage—owner-occupied	2	2	2	11	3
Total commercial	37	43	38	58	41
Commercial investor real estate mortgage	—	—	1	1	—
Commercial investor real estate construction	—	—	—	—	—
Total investor real estate	—	—	1	1	—
Residential first mortgage	2	3	3	3	4
Home equity—lines of credit	7	7	8	7	8
Home equity—closed-end	2	1	1	2	3
Indirect—vehicles	11	12	11	15	15
Indirect—other consumer	12	9	5	6	5
Consumer credit card	14	13	14	13	12
Other consumer	20	18	18	19	22
Total consumer	68	63	60	65	69
Total	105	106	99	124	110

Recoveries of loans previously charged-off:
Commercial and industrial	11	9	8	5	7
Commercial real estate mortgage—owner-occupied	3	2	3	1	2
Total commercial	14	11	11	6	9
Commercial investor real estate mortgage	13	2	4	2	2
Commercial investor real estate construction	—	1	1	—	1
Total investor real estate	13	3	5	2	3
Residential first mortgage	1	1	1	1	1
Home equity—lines of credit	5	4	4	4	5
Home equity—closed-end	1	1	1	1	—
Indirect—vehicles	4	4	5	5	4
Indirect—other consumer	1	1	—	—	1
Consumer credit card	1	2	2	1	2
Other consumer	2	3	2	4	2
Total consumer	15	16	15	16	15
Total	42	30	31	24	27

Net loans charged-off:
Commercial and industrial	24	32	28	42	31
Commercial real estate mortgage—owner-occupied	(1)	—	(1)	10	1
Total commercial	23	32	27	52	32
Commercial investor real estate mortgage	(13)	(2)	(3)	(1)	(2)
Commercial investor real estate construction	—	(1)	(1)	—	(1)
Total investor real estate	(13)	(3)	(4)	(1)	(3)
Residential first mortgage	1	2	2	2	3
Home equity—lines of credit	2	3	4	3	3
Home equity—closed-end	1	—	—	1	3
Indirect—vehicles	7	8	6	10	11
Indirect—other consumer	11	8	5	6	4
Consumer credit card	13	11	12	12	10
Other consumer	18	15	16	15	20
Total consumer	53	47	45	49	54
Total	$63	$76	$68	$100	$83

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2017 Earnings Release

Credit Quality (continued)

	As of and for Quarter Ended
($ amounts in millions)	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016
Net loan charge-offs as a % of average loans, annualized:
Commercial and industrial	0.27%	0.36%	0.31%	0.48%	0.34%
Commercial real estate mortgage—owner-occupied	(0.06)%	(0.02)%	(0.03)%	0.59%	0.10%
Total commercial	0.22%	0.30%	0.25%	0.49%	0.30%
Commercial investor real estate mortgage	(1.26)%	(0.25)%	(0.30)%	(0.07)%	(0.16)%
Commercial investor real estate construction	(0.16)%	(0.15)%	(0.17)%	(0.02)%	(0.12)%
Total investor real estate	(0.90)%	(0.22)%	(0.26)%	(0.05)%	(0.15)%
Residential first mortgage	0.04%	0.05%	0.06%	0.08%	0.10%
Home equity—lines of credit	0.15%	0.15%	0.20%	0.19%	0.25%
Home equity—closed-end	0.01%	0.01%	0.08%	0.10%	0.16%
Indirect—vehicles	0.94%	0.83%	0.71%	1.01%	0.94%
Indirect—other consumer	3.03%	2.64%	2.00%	2.43%	2.16%
Consumer credit card	3.97%	3.92%	4.20%	3.93%	3.61%
Other consumer	5.77%	5.36%	5.39%	5.69%	6.90%
Total consumer	0.66%	0.60%	0.58%	0.64%	0.68%
Total	0.31%	0.38%	0.34%	0.51%	0.41%
Non-accrual loans, excluding loans held for sale	$650	$760	$823	$1,004	$995
Non-performing loans held for sale	17	6	8	8	13
Non-accrual loans, including loans held for sale	667	766	831	1,012	1,008
Foreclosed properties	73	73	81	81	90
Non-performing assets (NPAs)	$740	$839	$912	$1,093	$1,098
Loans past due > 90 days (1)	$167	$151	$146	$164	$170
Accruing restructured loans not included in categories above (2)	$945	$1,014	$1,141	$1,036	$1,010
Credit Ratios:
ACL/Loans, net	1.23%	1.39%	1.38%	1.42%	1.45%
ALL/Loans, net	1.17%	1.31%	1.30%	1.33%	1.36%
Allowance for loan losses to non-performing loans, excluding loans held for sale	1.44x	1.37x	1.27x	1.06x	1.10x
Adjusted allowance for loan losses to non-performing loans, excluding loans held for sale (non-GAAP) (3)	1.98x	1.80x	1.63x	1.35x	1.38x
Non-accrual loans, excluding loans held for sale/Loans, net	0.81%	0.96%	1.03%	1.26%	1.24%
NPAs (ex. 90+ past due)/Loans, foreclosed properties and non-performing loans held for sale	0.92%	1.06%	1.14%	1.37%	1.37%
NPAs (inc. 90+ past due)/Loans, foreclosed properties and non-performing loans held for sale (1)	1.13%	1.25%	1.32%	1.57%	1.58%

(1)	Excludes guaranteed residential first mortgages that are 90+ days past due and still accruing. Refer to the footnotes on page 22 for amounts related to these loans.

(2)	See page 21 for detail of restructured loans.

(3)	See reconciliation of GAAP to non-GAAP Financial Measures on page 18.

Allowance for Credit Losses
	Year Ended December 31
($ amounts in millions)	2017	2016
Balance at beginning of year	$1,160	$1,158
Net loans charged off	(307)	(277)
Provision for loan losses	150	262
Provision (credit) for unfunded credit losses	(16)	17
Balance at end of year	$987	$1,160

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2017 Earnings Release

Non-Accrual Loans (excludes loans held for sale)

	As of
($ amounts in millions)	12/31/2017		9/30/2017		6/30/2017		3/31/2017		12/31/2016
Commercial and industrial	$404	1.12%	$493	1.39%	$540	1.51%	$666	1.89%	$623	1.78%
Commercial real estate mortgage—owner-occupied	118	1.90%	140	2.22%	148	2.30%	186	2.80%	210	3.06%
Commercial real estate construction—owner-occupied	6	1.89%	6	1.79%	3	0.72%	4	1.08%	3	0.92%
Total commercial	528	1.24%	639	1.52%	691	1.63%	856	2.03%	836	1.98%
Commercial investor real estate mortgage	5	0.13%	5	0.12%	12	0.30%	17	0.39%	17	0.42%
Commercial investor real estate construction	1	0.02%	—	—%	—	—%	—	—%	—	—%
Total investor real estate	6	0.10%	5	0.08%	12	0.19%	17	0.26%	17	0.27%
Residential first mortgage	47	0.33%	45	0.32%	46	0.33%	50	0.37%	50	0.38%
Home equity	69	0.68%	70	0.68%	73	0.70%	81	0.77%	92	0.86%
Indirect - vehicles	—	—%	1	0.02%	1	0.02%	—	—%	—	—%
Total consumer	116	0.37%	116	0.37%	120	0.38%	131	0.42%	142	0.45%
Total non-accrual loans	$650	0.81%	$760	0.96%	$823	1.03%	$1,004	1.26%	$995	1.24%

Adjusted Non-Accrual Loans and Select Ratios (non-GAAP)
The table below presents computations of the adjusted allowance for loan losses to non-performing loans, excluding loans held for sale ratio (non-GAAP), generally calculated as adjusted allowance for loan losses divided by adjusted total non-accrual loans, excluding loans held for sale. The allowance for loan losses (GAAP) is presented excluding the portion of the allowance related to direct energy loans to arrive at the adjusted allowance for loan losses (non-GAAP). Total non-accrual loans (GAAP) is presented excluding direct energy non-accrual loans to arrive at adjusted total non-accrual loans, excluding loans held for sale (non-GAAP), which is the denominator for the allowance for loan losses to non-accrual loans ratio. Management believes that excluding the portion of the allowance for loan losses related to direct energy loans and the direct energy non-accrual loans will assist investors in analyzing the Company's credit quality performance absent the volatility that has been experienced by energy businesses. Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied, are not audited, and should not be considered in isolation, or as a substitute for analyses of results as reported under GAAP.

	As of
($ amounts in millions)	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016
Allowance for loan losses (GAAP)	$934	$1,041	$1,041	$1,061	$1,091
Less: Direct energy portion	82	115	136	123	147
Adjusted allowance for loan losses (non-GAAP)	$852	$926	$905	$938	$944

Total non-accrual loans (GAAP)	$650	$760	$823	$1,004	$995
Less: Direct energy non-accrual loans	220	247	267	310	311
Adjusted total non-accrual loans (non-GAAP)	$430	$513	$556	$694	$684
Allowance for loan losses to non-performing loans, excluding loans held for sale (GAAP)	1.44x	1.37x	1.27x	1.06x	1.10x
Adjusted allowance for loan losses to non-performing loans, excluding loans held for sale (non-GAAP)	1.98x	1.80x	1.63x	1.35x	1.38x

Criticized and Classified Loans—Business Services (1)

	As of
						12/31/2017		12/31/2017
($ amounts in millions)	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016	vs. 9/30/2017		vs. 12/31/2016
Accruing classified	$915	$1,377	$1,415	$1,522	$1,553	$(462)	(33.6)%	$(638)	(41.1)%
Non-accruing classified	534	644	703	873	853	(110)	(17.1)%	(319)	(37.4)%
Total classified	1,449	2,021	2,118	2,395	2,406	(572)	(28.3)%	(957)	(39.8)%

Special mention	1,007	941	1,162	1,143	1,206	66	7.0%	(199)	(16.5)%
Total criticized	$2,456	$2,962	$3,280	$3,538	$3,612	$(506)	(17.1)%	$(1,156)	(32.0)%

(1)	Business services represents the combined total of commercial and investor real estate loans.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2017 Earnings Release

Home Equity Lines of Credit - Future Principal Payment Resets (2)

	As of 12/31/2017
($ amounts in millions)	First Lien	% of Total	Second Lien	% of Total	Total
2018	$11	0.16%	$18	0.27%	$29
2019	63	0.96%	55	0.84%	118
2020	132	2.01%	102	1.55%	234
2021	154	2.35%	136	2.07%	290
2022	170	2.58%	155	2.37%	325
2023-2027	2,140	32.56%	2,180	33.18%	4,320
2028-2032	720	10.96%	534	8.12%	1,254
Thereafter	—	0.01%	1	0.01%	1
Total	$3,390	51.59%	$3,181	48.41%	$6,571

(2)
The balance of Regions' home equity portfolio was $10,164 million at December 31, 2017 consisting of $6,571 million of home equity lines of credit and $3,593 million of closed-end home equity loans. The home equity lines of credit presented in the table above are based on maturity date for lines with a balloon payment and draw period expiration date for lines that convert to a repayment period. The closed-end loans were primarily originated as amortizing loans, and were therefore excluded from the table above.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2017 Earnings Release

Early and Late Stage Delinquencies

Accruing 30-89 Days Past Due Loans	As of
($ amounts in millions)	12/31/2017		9/30/2017		6/30/2017		3/31/2017		12/31/2016
Commercial and industrial	$35	0.10%	$46	0.13%	$23	0.06%	$20	0.06%	$70	0.20%
Commercial real estate mortgage—owner-occupied	26	0.41%	20	0.31%	31	0.47%	24	0.36%	36	0.52%
Commercial real estate construction—owner-occupied	—	0.07%	—	0.01%	1	0.18%	—	0.01%	1	0.39%
Total commercial	61	0.14%	66	0.16%	55	0.13%	44	0.10%	107	0.25%
Commercial investor real estate mortgage	2	0.05%	7	0.18%	17	0.42%	11	0.25%	14	0.33%
Commercial investor real estate construction	—	—%	29	1.47%	—	0.01%	32	1.46%	—	—%
Total investor real estate	2	0.03%	36	0.60%	17	0.28%	43	0.66%	14	0.21%
Residential first mortgage—non-guaranteed (1)	135	0.99%	111	0.82%	105	0.77%	108	0.82%	128	0.98%
Home equity	80	0.79%	89	0.87%	76	0.73%	72	0.68%	82	0.77%
Indirect—vehicles	61	1.84%	58	1.66%	54	1.47%	51	1.33%	70	1.73%
Indirect—other consumer	14	0.96%	13	0.98%	9	0.78%	6	0.62%	8	0.87%
Consumer credit card	18	1.40%	18	1.50%	14	1.20%	15	1.27%	16	1.29%
Other consumer	17	1.41%	16	1.43%	14	1.21%	13	1.16%	18	1.64%
Total consumer (1)	325	1.05%	305	0.99%	272	0.87%	265	0.86%	322	1.04%
Total accruing 30-89 days past due loans (1)	$388	0.49%	$407	0.52%	$344	0.43%	$352	0.44%	$443	0.56%

Accruing 90+ Days Past Due Loans	As of
($ amounts in millions)	12/31/2017		9/30/2017		6/30/2017		3/31/2017		12/31/2016
Commercial and industrial	$4	0.01%	$5	0.01%	$4	0.01%	$5	0.01%	$6	0.02%
Commercial real estate mortgage—owner-occupied	1	0.02%	4	0.06%	2	0.03%	5	0.08%	2	0.04%
Total commercial	5	0.01%	9	0.02%	6	0.01%	10	0.02%	8	0.02%
Commercial investor real estate mortgage	1	0.02%	—	—%	—	—%	—	—%	—	0.01%
Total investor real estate	1	0.02%	—	0.01%	—	—%	—	—%	—	—%
Residential first mortgage—non-guaranteed (2)	92	0.67%	80	0.60%	84	0.61%	95	0.72%	99	0.76%
Home equity	37	0.36%	33	0.32%	30	0.28%	32	0.30%	33	0.31%
Indirect—vehicles	9	0.27%	9	0.27%	8	0.22%	8	0.21%	10	0.25%
Consumer credit card	19	1.45%	16	1.29%	15	1.25%	15	1.30%	15	1.24%
Other consumer	4	0.35%	4	0.31%	3	0.30%	4	0.41%	5	0.41%
Total consumer (2)	161	0.52%	142	0.46%	140	0.45%	154	0.50%	162	0.52%
Total accruing 90+ days past due loans (2)	$167	0.21%	$151	0.19%	$146	0.18%	$164	0.21%	$170	0.21%

Total delinquencies (1) (2)	$555	0.70%	$558	0.71%	$490	0.61%	$516	0.65%	$613	0.77%

(1)
Excludes loans that are 100% guaranteed by FHA. Total 30-89 days past due guaranteed loans excluded were $45 million at 12/31/2017, $38 million at 9/30/2017, $33 million at 6/30/2017, $29 million at 3/31/2017, and $34 million at 12/31/2016.

(2)
Excludes loans that are 100% guaranteed by FHA and all guaranteed loans sold to GNMA where Regions has the right but not the obligation to repurchase. Total 90 days or more past due guaranteed loans excluded were $124 million at 12/31/2017 $94 million at 9/30/2017, $85 million at 6/30/2017, $100 million at 3/31/2017, and $113 million at 12/31/2016.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2017 Earnings Release

Troubled Debt Restructurings

	As of
($ amounts in millions)	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016
Current:
Commercial	$215	$252	$348	$250	$230
Investor real estate	90	75	96	68	86
Residential first mortgage	318	332	342	334	325
Home equity	233	245	257	266	272
Consumer credit card	1	1	1	2	2
Other consumer	8	8	9	10	10
Total current	865	913	1,053	930	925
Accruing 30-89 DPD:
Commercial	17	10	18	3	11
Investor real estate	—	29	12	41	4
Residential first mortgage	50	49	46	51	55
Home equity	12	12	11	11	14
Other consumer	1	1	1	—	1
Total accruing 30-89 DPD	80	101	88	106	85
Total accruing and <90 DPD	945	1,014	1,141	1,036	1,010
Non-accrual or 90+ DPD:
Commercial	115	238	227	238	279
Investor real estate	1	1	2	4	5
Residential first mortgage	69	64	66	71	74
Home equity	14	15	14	15	17
Total non-accrual or 90+DPD	199	318	309	328	375
Total TDRs - Loans	$1,144	$1,332	$1,450	$1,364	$1,385
TDRs - Held For Sale	13	1	3	7	3
Total TDRs	$1,157	$1,333	$1,453	$1,371	$1,388

Total TDRs - Loans by Portfolio
	As of
($ amounts in millions)	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016
Total commercial TDRs	$347	$500	$593	$491	$520
Total investor real estate TDRs	91	105	110	113	95
Total consumer TDRs	706	727	747	760	770
Total TDRs - Loans	$1,144	$1,332	$1,450	$1,364	$1,385

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2017 Earnings Release

Consolidated Balance Sheets (unaudited)

	As of
($ amounts in millions)	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016
Assets:
Cash and due from banks	$2,012	$1,829	$1,873	$1,736	$1,853
Interest-bearing deposits in other banks	1,899	1,932	2,258	2,638	3,583
Federal funds sold and securities purchased under agreements to resell	70	—	—	—	15
Trading account securities	189	193	178	126	124
Securities held to maturity	1,658	1,703	1,754	1,777	1,362
Securities available for sale	23,628	23,659	23,608	23,521	23,781
Loans held for sale	348	388	573	512	718
Loans, net of unearned income	79,947	79,356	80,127	79,869	80,095
Allowance for loan losses	(934)	(1,041)	(1,041)	(1,061)	(1,091)
Net loans	79,013	78,315	79,086	78,808	79,004
Other earning assets	1,477	1,421	1,537	1,562	1,644
Premises and equipment, net	2,064	2,057	2,060	2,088	2,096
Interest receivable	337	319	313	308	319
Goodwill	4,904	4,904	4,904	4,904	4,904
Residential mortgage servicing rights at fair value (MSRs)	336	335	346	326	324
Other identifiable intangible assets	177	187	198	209	221
Other assets	6,182	6,029	5,955	6,030	6,020
Total assets	$124,294	$123,271	$124,643	$124,545	$125,968
Liabilities and stockholders’ equity:
Deposits:
Non-interest-bearing	$36,127	$37,293	$37,119	$37,022	$36,046
Interest-bearing	60,762	60,298	60,974	62,402	62,989
Total deposits	96,889	97,591	98,093	99,424	99,035
Borrowed funds:
Short-term borrowings:
Other short-term borrowings	500	600	600	—	—
Total short-term borrowings	500	600	600	—	—
Long-term borrowings	8,132	6,102	6,765	6,010	7,763
Total borrowed funds	8,632	6,702	7,365	6,010	7,763
Other liabilities	2,581	2,354	2,292	2,389	2,506
Total liabilities	108,102	106,647	107,750	107,823	109,304
Stockholders’ equity:
Preferred stock, non-cumulative perpetual	820	820	820	820	820
Common stock	12	12	12	12	13
Additional paid-in capital	15,858	16,344	16,828	16,959	17,092
Retained earnings	1,495	1,279	1,089	873	666
Treasury stock, at cost	(1,377)	(1,377)	(1,377)	(1,377)	(1,377)
Accumulated other comprehensive income (loss), net	(616)	(454)	(479)	(565)	(550)
Total stockholders’ equity	16,192	16,624	16,893	16,722	16,664
Total liabilities and stockholders’ equity	$124,294	$123,271	$124,643	$124,545	$125,968

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2017 Earnings Release

End of Period Loans

	As of
						12/30/2017		12/31/2017
($ amounts in millions)	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016	vs. 9/30/2017		vs. 12/31/2016
Commercial and industrial	$36,115	$35,443	$35,656	$35,227	$35,012	$672	1.9%	$1,103	3.2%
Commercial real estate mortgage—owner-occupied	6,193	6,284	6,445	6,658	6,867	(91)	(1.4)%	(674)	(9.8)%
Commercial real estate construction—owner-occupied	332	335	388	357	334	(3)	(0.9)%	(2)	(0.6)%
Total commercial	42,640	42,062	42,489	42,242	42,213	578	1.4%	427	1.0%
Commercial investor real estate mortgage	4,062	3,999	4,126	4,277	4,087	63	1.6%	(25)	(0.6)%
Commercial investor real estate construction	1,772	1,936	2,163	2,205	2,387	(164)	(8.5)%	(615)	(25.8)%
Total investor real estate	5,834	5,935	6,289	6,482	6,474	(101)	(1.7)%	(640)	(9.9)%
Total business	48,474	47,997	48,778	48,724	48,687	477	1.0%	(213)	(0.4)%
Residential first mortgage	14,061	13,903	13,765	13,565	13,440	158	1.1%	621	4.6%
Home equity—lines of credit (1)	6,571	6,693	6,848	7,016	7,233	(122)	(1.8)%	(662)	(9.2)%
Home equity—closed-end (2)	3,593	3,583	3,571	3,517	3,454	10	0.3%	139	4.0%
Indirect—vehicles	2,184	2,176	2,147	2,108	2,087	8	0.4%	97	4.6%
Indirect—vehicles third-party	1,142	1,313	1,506	1,720	1,953	(171)	(13.0)%	(811)	(41.5)%
Indirect—other consumer	1,467	1,318	1,188	957	920	149	11.3%	547	59.5%
Consumer credit card	1,290	1,214	1,183	1,151	1,196	76	6.3%	94	7.9%
Other consumer	1,165	1,159	1,141	1,111	1,125	6	0.5%	40	3.6%
Total consumer	31,473	31,359	31,349	31,145	31,408	114	0.4%	65	0.2%
Total Loans	$79,947	$79,356	$80,127	$79,869	$80,095	$591	0.7%	$(148)	(0.2)%

_______

(1)	The balance of Regions' home equity lines of credit consists of $3,390 million of first lien and $3,181 million of second lien at 12/31/2017.

(2)	The balance of Regions' closed-end home equity loans consists of $3,276 million of first lien and $317 million of second lien at 12/31/2017.

	As of
End of Period Loans by Percentage	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016
Commercial and industrial	45.2%	44.7%	44.5%	44.1%	43.7%
Commercial real estate mortgage—owner-occupied	7.7%	7.9%	8.0%	8.3%	8.6%
Commercial real estate construction—owner-occupied	0.4%	0.4%	0.5%	0.4%	0.4%
Total commercial	53.3%	53.0%	53.0%	52.8%	52.7%
Commercial investor real estate mortgage	5.1%	5.0%	5.1%	5.4%	5.1%
Commercial investor real estate construction	2.2%	2.5%	2.7%	2.8%	3.0%
Total investor real estate	7.3%	7.5%	7.8%	8.2%	8.1%
Total business	60.6%	60.5%	60.8%	61.0%	60.8%
Residential first mortgage	17.6%	17.5%	17.2%	17.0%	16.8%
Home equity—lines of credit	8.2%	8.4%	8.5%	8.8%	9.0%
Home equity—closed-end	4.5%	4.5%	4.5%	4.4%	4.3%
Indirect—vehicles	2.7%	2.7%	2.7%	2.6%	2.6%
Indirect—vehicles third-party	1.4%	1.7%	1.9%	2.2%	2.4%
Indirect—other consumer	1.9%	1.7%	1.5%	1.2%	1.2%
Consumer credit card	1.6%	1.5%	1.5%	1.4%	1.5%
Other consumer	1.5%	1.5%	1.4%	1.4%	1.4%
Total consumer	39.4%	39.5%	39.2%	39.0%	39.2%
Total Loans	100.0%	100.0%	100.0%	100.0%	100.0%

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2017 Earnings Release

Average Balances of Loans

	Average Balances
($ amounts in millions)	4Q17	3Q17	2Q17	1Q17	4Q16	4Q17 vs. 3Q17		4Q17 vs. 4Q16
Commercial and industrial	$35,689	$35,438	$35,596	$35,330	$35,149	$251	0.7%	$540	1.5%
Commercial real estate mortgage—owner-occupied	6,208	6,413	6,562	6,793	6,963	(205)	(3.2)%	(755)	(10.8)%
Commercial real estate construction—owner-occupied	335	332	365	346	356	3	0.9%	(21)	(5.9)%
Total commercial	42,232	42,183	42,523	42,469	42,468	49	0.1%	(236)	(0.6)%
Commercial investor real estate mortgage	3,986	4,065	4,235	4,229	4,231	(79)	(1.9)%	(245)	(5.8)%
Commercial investor real estate construction	1,938	2,010	2,205	2,246	2,441	(72)	(3.6)%	(503)	(20.6)%
Total investor real estate	5,924	6,075	6,440	6,475	6,672	(151)	(2.5)%	(748)	(11.2)%
Total business	48,156	48,258	48,963	48,944	49,140	(102)	(0.2)%	(984)	(2.0)%
Residential first mortgage	13,954	13,808	13,637	13,469	13,485	146	1.1%	469	3.5%
Home equity—lines of credit	6,625	6,763	6,941	7,124	7,308	(138)	(2.0)%	(683)	(9.3)%
Home equity—closed-end	3,581	3,578	3,534	3,482	3,403	3	0.1%	178	5.2%
Indirect—vehicles	2,177	2,156	2,131	2,108	2,075	21	1.0%	102	4.9%
Indirect—vehicles third-party	1,223	1,406	1,611	1,835	2,021	(183)	(13.0)%	(798)	(39.5)%
Indirect—other consumer	1,400	1,258	1,001	937	889	142	11.3%	511	57.5%
Consumer credit card	1,238	1,200	1,164	1,166	1,146	38	3.2%	92	8.0%
Other consumer	1,169	1,158	1,128	1,113	1,122	11	0.9%	47	4.2%
Total consumer	31,367	31,327	31,147	31,234	31,449	40	0.1%	(82)	(0.3)%
Total Loans	$79,523	$79,585	$80,110	$80,178	$80,589	$(62)	(0.1)%	$(1,066)	(1.3)%

	Average Balances
	Twelve Months Ended December 31
($ amounts in millions)	2017	2016	2017 vs. 2016
Commercial and industrial	$35,514	$35,867	$(353)	(1.0)%
Commercial real estate mortgage—owner-occupied	6,492	7,222	(730)	(10.1)%
Commercial real estate construction—owner-occupied	345	352	(7)	(2.0)%
Total commercial	42,351	43,441	(1,090)	(2.5)%
Commercial investor real estate mortgage	4,128	4,376	(248)	(5.7)%
Commercial investor real estate construction	2,099	2,539	(440)	(17.3)%
Total investor real estate	6,227	6,915	(688)	(9.9)%
Total business	48,578	50,356	(1,778)	(3.5)%
Residential first mortgage	13,719	13,140	579	4.4%
Home equity—lines of credit	6,861	7,547	(686)	(9.1)%
Home equity—closed-end	3,544	3,280	264	8.0%
Indirect—vehicles	2,143	2,078	65	3.1%
Indirect—vehicles third-party	1,517	2,025	(508)	(25.1)%
Indirect—other consumer	1,150	738	412	55.8%
Consumer credit card	1,192	1,093	99	9.1%
Other consumer	1,142	1,076	66	6.1%
Total consumer	31,268	30,977	291	0.9%
Total Loans	$79,846	$81,333	$(1,487)	(1.8)%

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2017 Earnings Release

End of Period Deposits

	As of
						12/31/2017		12/31/2017
($ amounts in millions)	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016	vs. 9/30/2017		vs. 12/31/2016
Customer Deposits
Interest-free deposits	$36,127	$37,293	$37,119	$37,022	$36,046	$(1,166)	(3.1)%	$81	0.2%
Interest-bearing checking	20,161	18,976	19,233	19,668	20,259	1,185	6.2%	(98)	(0.5)%
Savings	8,413	8,364	8,346	8,367	7,840	49	0.6%	573	7.3%
Money market—domestic	25,306	25,886	26,384	27,207	27,293	(580)	(2.2)%	(1,987)	(7.3)%
Money market—foreign	23	36	71	96	186	(13)	(36.1)%	(163)	(87.6)%
Low-cost deposits	90,030	90,555	91,153	92,360	91,624	(525)	(0.6)%	(1,594)	(1.7)%
Time deposits	6,859	7,036	6,940	7,064	7,183	(177)	(2.5)%	(324)	(4.5)%
Total Customer Deposits	96,889	97,591	98,093	99,424	98,807	(702)	(0.7)%	(1,918)	(1.9)%
Corporate Treasury Deposits
Time deposits	—	—	—	—	228	—	NM	(228)	(100.0)%
Total Deposits	$96,889	$97,591	$98,093	$99,424	$99,035	$(702)	(0.7)%	$(2,146)	(2.2)%

	As of
						12/31/2017		12/31/2017
($ amounts in millions)	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016	vs. 9/30/2017		vs. 12/31/2016
Consumer Bank Segment	$57,475	$57,592	$57,761	$58,083	$56,267	$(117)	(0.2)%	$1,208	2.1%
Corporate Bank Segment	28,023	27,217	27,715	27,836	28,280	806	3.0%	(257)	(0.9)%
Wealth Management Segment	9,162	9,826	9,568	10,169	10,438	(664)	(6.8)%	(1,276)	(12.2)%
Other (1)	2,229	2,956	3,049	3,336	4,050	(727)	(24.6)%	(1,821)	(45.0)%
Total Deposits	$96,889	$97,591	$98,093	$99,424	$99,035	$(702)	(0.7)%	$(2,146)	(2.2)%

	As of
						12/31/2017		12/31/2017
($ amounts in millions)	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016	9/30/2017		12/31/2016
Wealth Management - Private Wealth	$7,953	$7,671	$7,766	$7,942	$8,086	$282	3.7%	$(133)	(1.6)%
Wealth Management - Institutional Services	1,209	2,155	1,802	2,227	2,352	(946)	(43.9)%	(1,143)	(48.6)%
Total Wealth Management Segment Deposits	$9,162	$9,826	$9,568	$10,169	$10,438	$(664)	(6.8)%	$(1,276)	(12.2)%

					As of
End of Period Deposits by Percentage					12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016
Customer Deposits
Interest-free deposits					37.3%	38.2%	37.8%	37.2%	36.4%
Interest-bearing checking					20.8%	19.4%	19.6%	19.8%	20.5%
Savings					8.7%	8.6%	8.5%	8.4%	7.9%
Money market—domestic					26.1%	26.5%	26.9%	27.4%	27.5%
Money market—foreign					—%	0.1%	0.1%	0.1%	0.2%
Low-cost deposits					92.9%	92.8%	92.9%	92.9%	92.5%
Time deposits					7.1%	7.2%	7.1%	7.1%	7.3%
Total Customer Deposits					100.0%	100.0%	100.0%	100.0%	99.8%
Corporate Treasury Deposits
Time deposits					—%	—%	—%	—%	0.2%
Total Deposits					100.0%	100.0%	100.0%	100.0%	100.0%

(1)	Consists primarily of brokered deposits.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2017 Earnings Release

Average Balances of Deposits

	Average Balances
($ amounts in millions)	4Q17	3Q17	2Q17	1Q17	4Q16	4Q17 vs. 3Q17		4Q17 vs. 4Q16
Customer Deposits
Interest-free deposits	$36,742	$36,522	$36,141	$35,628	$36,158	$220	0.6%	$584	1.6%
Interest-bearing checking	19,261	18,741	19,272	19,915	19,769	520	2.8%	(508)	(2.6)%
Savings	8,378	8,346	8,359	8,050	7,811	32	0.4%	567	7.3%
Money market—domestic	25,716	26,265	26,630	27,083	27,039	(549)	(2.1)%	(1,323)	(4.9)%
Money market—foreign	28	60	82	143	215	(32)	(53.3)%	(187)	(87.0)%
Low-cost deposits	90,125	89,934	90,484	90,819	90,992	191	0.2%	(867)	(1.0)%
Time deposits	6,935	6,929	7,005	7,099	7,300	6	0.1%	(365)	(5.0)%
Total Customer Deposits	97,060	96,863	97,489	97,918	98,292	197	0.2%	(1,232)	(1.3)%
Corporate Treasury Deposits
Time deposits	—	—	—	49	205	—	NM	(205)	(100.0)%
Total Deposits	$97,060	$96,863	$97,489	$97,967	$98,497	$197	0.2%	$(1,437)	(1.5)%

	Average Balances
($ amounts in millions)	4Q17	3Q17	2Q17	1Q17	4Q16	4Q17 vs. 3Q17		4Q17 vs. 4Q16
Consumer Bank Segment	$56,921	$56,980	$57,133	$56,243	$55,638	$(59)	(0.1)%	$1,283	2.3%
Corporate Bank Segment	28,362	27,607	27,584	28,165	28,730	755	2.7%	(368)	(1.3)%
Wealth Management Segment	9,163	9,269	9,545	10,041	10,245	(106)	(1.1)%	(1,082)	(10.6)%
Other (1)	2,614	3,007	3,227	3,518	3,884	(393)	(13.1)%	(1,270)	(32.7)%
Total Deposits	$97,060	$96,863	$97,489	$97,967	$98,497	$197	0.2%	$(1,437)	(1.5)%

	Average Balances
($ amounts in millions)	4Q17	3Q17	2Q17	1Q17	4Q16	4Q17 vs. 3Q17		4Q17 vs. 4Q16
Wealth Management - Private Wealth	$7,798	$7,750	$7,839	$7,957	$7,766	$48	0.6%	$32	0.4%
Wealth Management - Institutional Services	1,365	1,519	1,706	2,084	2,479	(154)	(10.1)%	(1,114)	(44.9)%
Total Wealth Management Segment Deposits	$9,163	$9,269	$9,545	$10,041	$10,245	$(106)	(1.1)%	$(1,082)	(10.6)%

	Average Balances
	Twelve Months Ended December 31
($ amounts in millions)	2017	2016	2017 vs. 2016
Customer Deposits
Interest-free deposits	$36,262	$35,371	$891	2.5%
Interest-bearing checking	19,294	20,507	(1,213)	(5.9)%
Savings	8,284	7,719	565	7.3%
Money market—domestic	26,420	26,662	(242)	(0.9)%
Money market—foreign	78	247	(169)	(68.4)%
Low-cost deposits	90,338	90,506	(168)	(0.2)%
Time deposits	6,991	7,273	(282)	(3.9)%
Total Customer Deposits	97,329	97,779	(450)	(0.5)%
Corporate Treasury Deposits
Time deposits	12	142	(130)	(91.5)%
Total Deposits	$97,341	$97,921	$(580)	(0.6)%

	Average Balances
	Twelve Months Ended December 31
($ amounts in millions)	2017	2016	2017 vs. 2016
Consumer Bank Segment	$56,822	$54,758	$2,064	3.8%
Corporate Bank Segment	27,929	28,065	(136)	(0.5)%
Wealth Management Segment	9,501	11,116	(1,615)	(14.5)%
Other (1)	3,089	3,982	(893)	(22.4)%
Total Deposits	$97,341	$97,921	$(580)	(0.6)%

	Average Balances
	Twelve Months Ended December 31
($ amounts in millions)	2017	2016	2017 vs. 2016
Wealth Management - Private Wealth	$7,835	$7,638	$197	2.6%
Wealth Management - Institutional Services	1,666	3,478	(1,812)	(52.1)%
Total Wealth Management Segment Deposits	$9,501	$11,116	$(1,615)	(14.5)%

(1)	Consists primarily of brokered deposits.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2017 Earnings Release

Reconciliation to GAAP Financial Measures
Tangible Common Ratios and Capital
The following tables provide the calculation of the end of period “tangible common stockholders’ equity” and "tangible common book value per share" ratios, a reconciliation of stockholders’ equity (GAAP) to tangible common stockholders’ equity (non-GAAP), and the fully phased-in pro-forma of Basel III common equity Tier 1 (non-GAAP).

The calculation of the fully phased-in pro-forma "Common equity Tier 1" (CET1) is based on Regions’ understanding of the Final Basel III requirements. For Regions, the Basel III framework became effective on a phased-in approach starting in 2015 with full implementation beginning in 2019. The calculation provided below includes estimated pro-forma amounts for the ratio on a fully phased-in basis. Regions’ current understanding of the final framework includes certain assumptions, including the Company’s interpretation of the requirements, and informal feedback received through the regulatory process. Regions’ understanding of the framework is evolving and will likely change as analyses and discussions with regulators continue. Because Regions is not currently subject to the fully phased-in capital rules, this pro-forma measure is considered to be a non-GAAP financial measure, and other entities may calculate it differently from Regions’ disclosed calculation.

A company's regulatory capital is often expressed as a percentage of risk-weighted assets. Under the risk-based capital framework, a company’s balance sheet assets and credit equivalent amounts of off-balance sheet items are assigned to broad risk categories. The aggregated dollar amount in each category is then multiplied by the prescribed risk-weighted percentage. The resulting weighted values from each of the categories are added together and this sum is the risk-weighted assets total that, as adjusted, comprises the denominator of certain risk-based capital ratios. Common equity Tier 1 capital is then divided by this denominator (risk-weighted assets) to determine the common equity Tier 1 capital ratio. The amounts disclosed as risk-weighted assets are calculated consistent with banking regulatory requirements on a fully phased-in basis.

Since analysts and banking regulators may assess Regions’ capital adequacy using tangible common stockholders' equity and the fully phased-in Basel III framework, we believe that it is useful to provide investors the ability to assess Regions’ capital adequacy on these same bases.

		As of and for Quarter Ended
($ amounts in millions, except per share data)		12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016
Tangible Common Ratios—Consolidated
Stockholders’ equity (GAAP)		$16,192	$16,624	$16,893	$16,722	$16,664
Less:
Preferred stock (GAAP)		820	820	820	820	820
Intangible assets (GAAP)		5,081	5,091	5,102	5,113	5,125
Deferred tax liability related to intangibles (GAAP)		(99)	(154)	(156)	(156)	(155)
Tangible common stockholders’ equity (non-GAAP)	A	$10,390	$10,867	$11,127	$10,945	$10,874
Total assets (GAAP)		$124,294	$123,271	$124,643	$124,545	$125,968
Less:
Intangible assets (GAAP)		5,081	5,091	5,102	5,113	5,125
Deferred tax liability related to intangibles (GAAP)		(99)	(154)	(155)	(156)	(155)
Tangible assets (non-GAAP)	B	$119,312	$118,334	$119,696	$119,588	$120,998
Shares outstanding—end of quarter	C	1,134	1,165	1,199	1,205	1,215
Tangible common stockholders’ equity to tangible assets (non-GAAP)	A/B	8.71%	9.18%	9.30%	9.15%	8.99%
Tangible common book value per share (non-GAAP)	A/C	$9.16	$9.33	$9.28	$9.08	$8.95

		As of and for Quarter Ended
($ amounts in millions)		12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016
Basel III Common Equity Tier 1 Ratio—Fully Phased-In Pro-Forma (1)
Stockholder's equity (GAAP)		$16,192	$16,624	$16,893	$16,722	$16,664
Non-qualifying goodwill and intangibles		(4,972)	(4,922)	(4,932)	(4,943)	(4,955)
Adjustments, including all components of accumulated other comprehensive income, disallowed deferred tax assets, threshold deductions and other adjustments		578	411	432	510	489
Preferred stock (GAAP)		(820)	(820)	(820)	(820)	(820)
Basel III common equity Tier 1—Fully Phased-In Pro-Forma (non-GAAP)	D	$10,978	$11,293	$11,573	$11,469	$11,378
Basel III risk-weighted assets—Fully Phased-In Pro-Forma (non-GAAP) (2)	E	$101,437	$100,857	$101,894	$102,199	$102,975
Basel III common equity Tier 1 ratio—Fully Phased-In Pro-Forma (non-GAAP)	D/E	10.8%	11.2%	11.4%	11.2%	11.1%

(1)	Current quarter amounts and the resulting ratio are estimated.

(2)
Regions continues to develop systems and internal controls to precisely calculate risk-weighted assets as required by Basel III on a fully phased-in basis. The amounts included above are a reasonable approximation, based on our understanding of the requirements.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2017 Earnings Release

Forward-Looking Statements
This release may include forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, which reflect Regions’ current views with respect to future events and financial performance. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results or other developments. Forward-looking statements are based on management’s expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such statements. These risks, uncertainties and other factors include, but are not limited to, those described below:

•
Current and future economic and market conditions in the United States generally or in the communities we serve, including the effects of declines in property values, unemployment rates and potential reductions of economic growth, which may adversely affect our lending and other businesses and our financial results and conditions.

•
Possible changes in trade, monetary and fiscal policies of, and other activities undertaken by, governments, agencies, central banks and similar organizations, which could have a material adverse effect on our earnings.

•	The effects of a possible downgrade in the U.S. government’s sovereign credit rating or outlook, which could result in risks to us and general economic conditions that we are not able to predict.

•
Possible changes in market interest rates or capital markets could adversely affect our revenue and expense, the value of assets and obligations, and the availability and cost of capital and liquidity.

•
Any impairment of our goodwill or other intangibles, any repricing of assets, or any adjustment of valuation allowances on our deferred tax assets due to adverse changes in the economic environment, declining operations of the reporting unit, adverse consequences related to tax reform, or other factors.

•	Possible changes in the creditworthiness of customers and the possible impairment of the collectability of loans and leases, including operating leases.

•
Changes in the speed of loan prepayments, loan origination and sale volumes, charge-offs, loan loss provisions or actual loan losses where our allowance for loan losses may not be adequate to cover our eventual losses.

•	Possible acceleration of prepayments on mortgage-backed securities due to low interest rates, and the related acceleration of premium amortization on those securities.

•	Our ability to effectively compete with other financial services companies, some of whom possess greater financial resources than we do and are subject to different regulatory standards than we are.

•	Loss of customer checking and savings account deposits as customers pursue other, higher-yield investments, which could increase our funding costs.

•	Our inability to develop and gain acceptance from current and prospective customers for new products and services in a timely manner could have a negative impact on our revenue.

•	The effects of any developments, changes or actions relating to any litigation or regulatory proceedings brought against us or any of our subsidiaries.

•
Changes in laws and regulations affecting our businesses, such as the Dodd-Frank Act and other legislation and regulations relating to bank products and services, as well as changes in the enforcement and interpretation of such laws and regulations by applicable governmental and self-regulatory agencies, which could require us to change certain business practices, increase compliance risk, reduce our revenue, impose additional costs on us, or otherwise negatively affect our businesses.

•
Our ability to obtain a regulatory non-objection (as part of the CCAR process or otherwise) to take certain capital actions, including paying dividends and any plans to increase common stock dividends, repurchase common stock under current or future programs, or redeem preferred stock or other regulatory capital instruments, may impact our ability to return capital to stockholders and market perceptions of us.

•
Our ability to comply with stress testing and capital planning requirements (as part of the CCAR process or otherwise) may continue to require a significant investment of our managerial resources due to the importance and intensity of such tests and requirements.

•
Our ability to comply with applicable capital and liquidity requirements (including, among other things, the Basel III capital standards and the LCR rule), including our ability to generate capital internally or raise capital on favorable terms, and if we fail to meet requirements, our financial condition could be negatively impacted.

•
The Basel III framework calls for additional risk-based capital surcharges for globally systemically important banks. Although we are not subject to such surcharges, it is possible that in the future we may become subject to similar surcharges.

•
The costs, including possibly incurring fines, penalties, or other negative effects (including reputational harm) of any adverse judicial, administrative, or arbitral rulings or proceedings, regulatory enforcement actions, or other legal actions to which we or any of our subsidiaries are a party, and which may adversely affect our results.

•	Our ability to manage fluctuations in the value of assets and liabilities and off-balance sheet exposure so as to maintain sufficient capital and liquidity to support our business.

•	Our ability to execute on our strategic and operational plans, including our ability to fully realize the financial and non-financial benefits relating to our strategic initiatives.

•	The success of our marketing efforts in attracting and retaining customers.

•	Possible changes in consumer and business spending and saving habits and the related effect on our ability to increase assets and to attract deposits, which could adversely affect our net income.

•
Our ability to recruit and retain talented and experienced personnel to assist in the development, management and operation of our products and services may be affected by changes in laws and regulations in effect from time to time.

•	Fraud or misconduct by our customers, employees or business partners.

•	Any inaccurate or incomplete information provided to us by our customers or counterparties.

•	The risks and uncertainties related to our acquisition and integration of other companies.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2017 Earnings Release

•
Inability of our framework to manage risks associated with our business such as credit risk and operational risk, including third-party vendors and other service providers, which could, among other things, result in a breach of operating or security systems as a result of a cyber attack or similar act.

•	The inability of our internal disclosure controls and procedures to prevent, detect or mitigate any material errors or fraudulent acts.

•	The effects of geopolitical instability, including wars, conflicts and terrorist attacks and the potential impact, directly or indirectly, on our businesses.

•
The effects of man-made and natural disasters, including fires, floods, droughts, tornadoes, hurricanes, and environmental damage, which may negatively affect our operations and/or our loan portfolios and increase our cost of conducting business.

•
Changes in commodity market prices and conditions could adversely affect the cash flows of our borrowers operating in industries that are impacted by changes in commodity prices (including businesses indirectly impacted by commodities prices such as businesses that transport commodities or manufacture equipment used in the production of commodities), which could impair their ability to service any loans outstanding to them and/or reduce demand for loans in those industries.

•	Our inability to keep pace with technological changes could result in losing business to competitors.

•
Our ability to identify and address cyber-security risks such as data security breaches, malware, “denial of service” attacks, “hacking” and identity theft, a failure of which could disrupt our business and result in the disclosure of and/or misuse or misappropriation of confidential or proprietary information; disruption or damage to our systems; increased costs; losses; or adverse effects to our reputation.

•	Our ability to realize our adjusted efficiency ratio target as part of our expense management initiatives.

•
Significant disruption of, or loss of public confidence in, the Internet and services and devices used to access the Internet could affect the ability of our customers to access their accounts and conduct banking transactions.

•	Possible downgrades in our credit ratings or outlook could increase the costs of funding from capital markets.

•
The effects of problems encountered by other financial institutions that adversely affect us or the banking industry generally could require us to change certain business practices, reduce our revenue, impose additional costs on us, or otherwise negatively affect our businesses.

•
The effects of the failure of any component of our business infrastructure provided by a third party could disrupt our businesses; result in the disclosure of and/or misuse of confidential information or proprietary information; increase our costs; negatively affect our reputation; and cause losses.

•	Our ability to receive dividends from our subsidiaries could affect our liquidity and ability to pay dividends to stockholders.

•	Changes in accounting policies or procedures as may be required by the FASB or other regulatory agencies could materially affect how we report our financial results.

•	Other risks identified from time to time in reports that we file with the SEC.

•	The effects of any damage to our reputation resulting from developments related to any of the items identified above.
The foregoing list of factors is not exhaustive. For discussion of these and other factors that may cause actual results to differ from expectations, look under the captions “Forward-Looking Statements” and “Risk Factors” of Regions’ Annual Report on Form 10-K for the year ended December 31, 2016, as filed with the SEC.
The words “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “targets,” “projects,” “outlook,” “forecast,” “will,” “may,” “could,” “should,” “can,” and similar expressions often signify forward-looking statements. You should not place undue reliance on any forward-looking statements, which speak only as of the date made. We assume no obligation to update or revise any forward-looking statements that are made from time to time.
Regions’ Investor Relations contact is Dana Nolan at (205) 264-7040; Regions’ Media contact is Evelyn Mitchell at (205) 264-4551.